UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 29, 2004

GATX Corporation
(Exact Name of Registrant as Specified in its Charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File Number)	36-1124040 (IRS Employer Identification No.)

500 West Monroe Street Chicago, Illinois (Address of principal executive offices)	60661-3676 (Zip Code)

Registrant’s telephone number, including area code (312) 621-6200

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)
SIGNATURE
INDEX TO EXHIBITS
Press Release dated July 29, 2004
Transcript of Conference Call

Item 7. Financial Statements and Exhibits.

(c)	Exhibits
99.1 GATX Corporation press release dated July 29, 2004.
99.2 Transcript of conference call held on July 29, 2004.

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition).

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.” The information in the Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 29, 2004, GATX Corporation issued a press release and held a conference call that included unaudited financial statements and supplemental financial information for its first quarter ended June 30, 2004. A copy of the press release and a transcript of the call are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Brian Kenney

Brian A. Kenney Senior Vice President and Chief Financial Officer (Duly Authorized Officer)

Date: August 4, 2004

INDEX TO EXHIBITS

Exhibit No.		Method of Filing
99.1	GATX Corporation press release dated July 29, 2004.	Filed Electronically
99.2	Transcript of conference call held on July 29, 2004.	Filed Electronically